POWER OF ATTORNEY
WITH RESPECT TO
FOCUSSHARES TRUST
Know all men by these presents that Robert Steele, a Trustee of FocusShares Trust (the “Trust”) whose name and signature appears below, constitutes and appoints Erik Liik, Gregory Pickard and Michael Voskian as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 16, 2007

/s/ Robert M. Steele

Name:	Robert M. Steele

POWER OF ATTORNEY
WITH RESPECT TO
FOCUSSHARES TRUST
Know all men by these presents that Gregory Maroukian, a Trustee of FocusShares Trust (the “Trust”) whose name and signature appears below, constitutes and appoints Erik Liik, Gregory Pickard and Michael Voskian as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 16, 2007

/s/ Gregory Maroukian

Name:	Gregory Maroukian

POWER OF ATTORNEY
WITH RESPECT TO
FOCUSSHARES TRUST
Know all men by these presents that Michael Voskian, a Trustee of FocusShares Trust (the “Trust”) whose name and signature appears below, constitutes and appoints Erik Liik and Gregory Pickard as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 16, 2007

/s/ Michael J. Voskian

Name:	Michael J. Voskian